UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2021

Kismet Acquisition One Corp
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39428	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

850 Library Avenue, Suite 204
Newark, Delaware	19715
(Address of principal executive offices)	(Zip Code)

(302) 738-6680
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share and one-half of one Warrant	KSMTU	The Nasdaq Stock Market LLC
Ordinary Shares, no par value	KSMT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50	KSMTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC Staff”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Staff Statement”). Historically, Kismet Acquisition One Corp (the “Company”) reflected the private placement warrants issued in August 2020 in connection with the Company’s initial public offering as a component of equity as opposed to liabilities on the balance sheet, and the statement of operations did not include the subsequent non-cash changes in estimated fair value of the private placement warrants, based on the Company’s application of Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) Topic 815-40, Derivatives and Hedging - Contracts in Entity’s Own Equity (“ASC 815-40”), which addresses equity versus liability treatment and classification of equity-linked financial instruments, including warrants, and states that a warrant may be classified as a component of equity only if, among other things, the warrant is indexed to the issuer’s common stock.

In light of the SEC Staff Statement, the Company’s management, in consultation with the audit committee of the Company’s board of directors (the “Audit Committee”), further evaluated its private placement warrants under ASC 815-40. On June 7, 2021, the Company’s management and the Audit Committee discussed the matters disclosed pursuant to this Item 4.02(a) with the Company’s independent registered public accounting firm, and the Audit Committee concluded that the Company’s audited balance sheet as of August 10, 2020, its unaudited financial statements as of June 30, 2020 and September 30, 2020 and its audited financial statements as of and for the period from June 3, 2020 (inception) through December 31, 2020, as reported in the Company’s Current Report on Form 8-K filed on August 14, 2020, Quarterly Reports on Form 10-Q filed on September 21, 2020 and November 10, 2020 and Annual Report on Form 10-K filed on March 31, 2021, should no longer be relied upon and should be restated because of a misapplication in the guidance around accounting for the Company’s outstanding private placement warrants. The Company has prepared an amendment to its Annual Report on Form 10-K for the period ended December 31, 2020 (the “Amended Form 10-K”), reflecting the reclassification of its private placement warrants as a liability. Concurrently with the filing of this Current Report on Form 8-K, the Company is filing the Amended Form 10-K which includes restated financial statements that reflect the revised valuation of the private placement warrants.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account or its operating expenses.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KISMET acquisition ONE corp

	By:	/s/ Ivan Tavrin
		Name:	Ivan Tavrin
		Title:	Chairman and Chief Executive Officer

Date: June 7, 2021

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